                         ------------------------------
                         Annual Report October 31, 1998
                         ------------------------------

                                   OPPENHEIMER

                                 Quest Balanced
                                   Value Fund

                                    [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3    President's Letter

 4    An Interview
      with Your Fund's
      Manager

 8    Fund Performance
-------------------------------
13    Financial
      Statements

28    Report of
      Independent
      Accountants
-------------------------------
29    Federal
      Income Tax
      Information

30    Officers and
      Trustees

32    Information and Services

Report highlights
--------------------------------------------------------------------------------

o The Fund had benefited from investments in companies recovering from temporary weakness in their stock prices.

o High-yield bonds currently represent attractive values after their yields rose to historically high levels earlier in the period.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A
Without       With
Sales Chg./1/ Sales Chg./2/
---------------------------
27.91%          20.55%
---------------------------

Class B
Without       With
Sales Chg./1/ Sales Chg./2/
---------------------------
27.08%          22.08%
---------------------------

Class C
Without       With
Sales Chg./1/ Sales Chg./2/
---------------------------
27.12%        26.12%
---------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    2 Oppenheimer Quest Balanced Value Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Quest Balanced
Value Fund

Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


                    3 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
"Currently, we
believe that the
bond market's
best values
can be found
among high-yield
corporate bonds."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform over the one-year period that ended October 31, 1998?

We were generally pleased with the Fund's returns, particularly relative to other actively managed, value-oriented, and balanced funds. In our opinion, the Fund's good performance is primarily a result of our stock selection strategy. Asset allocation and our bond selection strategy were also important, but did not influence the Fund's performance over the past year as much as our choice of individual stocks, which comprised about 60% of the Fund's assets as of October 31, 1998.

      In addition, the Fund's Class A shares were ranked 3 out of 395 (1-year), 3 out of 274 (3-year) and 1 out of 146 (5-year) among all balanced funds for the periods ended September 30, 1998, as measured by Lipper Analytical Services, Inc.1

Did the Fund benefit from the rally in U.S. Treasury bonds that coincided with the stock market correction?

Most of the Fund's fixed income portfolio was either in short-term money market instruments or high yield corporate bonds at the time of the rally. As a result, the Fund did not benefit from the recovery in U.S. Treasury bonds. In fact, we avoided long-term U.S. Treasury securities because we did not regard them as compelling values, even before the recent rally.

      Currently, we believe that the bond market's best values can be found among high yield corporate bonds, which experienced price declines during the recent "flight to quality" that has characterized this marketplace.

1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. Prior to 5/18/98, the Fund was not in the Lipper Balanced Category, but has been managed as a balanced fund since inception.


                    4 Oppenheimer Quest Balanced Value Fund

[PHOTO]
Portfolio Management
(l to r)
Colin Glinsman
(Portfolio Manager)
Jolene Mirenna

We made some new commitments to the high yield corporate bond area over the last three months. We did so when yields rose to attractive levels relative to their historical relationship with U.S. Treasury securities. We also increased our holdings of convertible bonds issued by companies we regard as financially sound. Some of these convertible bonds feature yields-to-maturity of 10% or more, yet their underlying stock prices make it unlikely that investors will exercise their right to convert them into shares of common stocks. As a result, these convertible bonds behave more like high yield bonds than like common stocks.

Has the stock market correction created any new areas of value?

Yes, we have found a number of fundamentally strong companies whose stock prices had declined to attractive levels, especially among chemical companies and finance companies. However, we have not yet made any significant purchases. In fact, we reduced our stock holdings before the correction began to just under 50% of Fund assets, and we are currently focusing on about 15 companies in which we have a very high level of confidence. Historically, the Fund's equity portfolio has been composed of about 25 companies representing between 50% and 75% of total assets. We are waiting for market conditions to stabilize before we substantially increase the Fund's stock allocation.


                    5 Oppenheimer Quest Balanced Value Fund

Avg Annual Total Returns
For the Periods Ended 9/30/982

Class A
                Since
1 year  5 year  Inception
-------------------------
7.41%   16.13%  14.37%
-------------------------

Class B
                Since
1 year  5 year  Inception
-------------------------
8.30%   16.59%  16.23%
-------------------------

Class C
                Since
1 year  5 year  Inception
-------------------------
12.27%  16.72%  16.25%
-------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

What individual companies have contributed the most to the Fund's recent performance?

Phillip Morris Cos., Inc. has done well after languishing for many months. That's because the company is near a resolution of the legal problems that have plagued its U.S. tobacco business. The company's international tobacco business continues to grow, even under recessionary conditions overseas, and we believe its Kraft Foods Division remains one of the best-run food businesses in the world.

      We purchased shares of software developer Computer Associates International, Inc. after its stock price fell sharply earlier this year. The stock declined after the company awarded a large amount of stock to senior management, followed by an announcement of lower earnings expectations. In our view, such temporary news does not significantly detract from a fundamentally strong business. The stock has since rebounded substantially.

      US West, Inc., a company that provides local telephone service in the West and Midwest, is another stock that has done well after a period of lackluster performance. When we purchased the stock, it was out-of-favor after divesting the company's fast-growing cable television, cellular telephone and yellow pages businesses. Since then, a new management team has put a viable business strategy in place, and the company's stock has rebounded.

How will you use the Fund's cash reserves?

As of October 31, approximately 21% of the Fund's assets were in cash equivalents. This is an unusual situation for this Fund, because we generally prefer to remain fully invested in a diversified portfolio of stocks and bonds. However, we regard our current cash position as prudent in an uncertain market environment.


                    6 Oppenheimer Quest Balanced Value Fund

Asset Allocation/3/

pie chart omitted

[GRAPHIC]

Equities           58.4%
Bonds              20.9
Cash equivalents   20.7

Once we see evidence that the market has stabilized and we have a clearer picture of the potential risks and rewards this market offers, we expect to redeploy our cash reserves. In our view, exercising caution is part of The Right Way to Invest in today's unsettled markets.

Top 10 Stock Holdings/3/
--------------------------------------------------
Adaptec, Inc.                                 5.2%
--------------------------------------------------
Computer Associates International, Inc.       5.0
--------------------------------------------------
Monsanto Co.                                  4.3
--------------------------------------------------
Motorola, Inc.                                4.2
--------------------------------------------------
Citigroup, Inc.                               4.0
--------------------------------------------------
Philip Morris Cos., Inc.                      3.9
--------------------------------------------------
USWest, Inc.                                  3.5
--------------------------------------------------
General Instrument Corp.                      3.3
--------------------------------------------------
AMR Corp.                                     3.1
--------------------------------------------------
Boeing Co.                                    2.8
--------------------------------------------------

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

3. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.


                    7 Oppenheimer Quest Balanced Value Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance

During the Fund's fiscal year that ended October 31, 1998, Oppenheimer Quest Balanced Value Fund's performance was strongly influenced by the management team's selection of individual stocks, which comprised about 60% of the Fund's assets. By focusing on businesses with undervalued stock prices, the management team was able to participate in the stock market's gains during most of the year. Later in the year, when the stock market experienced a sharp correction, the Fund's disciplined stock selection strategy and asset allocation helped to manage risks and cushion volatility. In fact, the Fund benefited from its relatively large cash position during the recent stock market correction. The Fund's portfolio holdings, allocations and investment style are subject to change.


                    8 Oppenheimer Quest Balanced Value Fund

      o Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured from the inception of the class on November 1, 1991, and in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                    9 Oppenheimer Quest Balanced Value Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Balanced Value Fund (Class A) and S&P 500 Index

The following information was represented by a line graph in the printed materials.

[GRAPHIC]

         Oppenheimer Quest
           Balanced Value      S&P
            Fund Class A     500 Index
         -----------------   ---------

11/1/91       $ 9,425        $10,000
10/31/92       10,447         10,995
10/31/93       11,484         12,634
10/31/94       12,476         13,122
10/31/95       14,516         16,587
10/31/96       17,686         20,581
10/31/97       22,141         27,188
10/31/98       28,320         33,166

Average Annual Total Return of Class A Shares of the Fund at 10/31/98/(1)/

1 Year  20.55%    5 Year  18.37%    Life  16.03%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Balanced Value Fund (Class B) and S&P 500 Index

The following information was represented by a line graph in the printed materials.

[GRAPHIC]

         Oppenheimer Quest
           Balanced Value      S&P
            Fund Class B     500 Index
         -----------------   ---------

9/1/93        $10,000        $10,000
10/31/93       10,081         10,128
10/31/94       10,884         10,519
10/31/95       12,588         13,297
10/31/96       15,240         16,499
10/31/97       18,981         21,796
10/31/98       24,022         26,589

Average Annual Total Return of Class B Shares of the Fund at 10/31/98/(2)/

1 Year  22.08%    5 Year  18.86%    Life  18.49%


                    10 Oppenheimer Quest Balanced Value Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Balanced Value Fund (Class C) and S&P 500 Index

The following information was represented by a line graph in the printed materials.

[GRAPHIC]

         Oppenheimer Quest
           Balanced Value      S&P
            Fund Class C     500 Index
         -----------------   ---------

9/1/93        $10,000        $10,000
10/31/93       10,081         10,128
10/31/94       10,879         10,519
10/31/95       12,552         13,297
10/31/96       15,183         16,499
10/31/97       18,904         21,796
10/31/98       24,031         26,589

Average Annual Total Return of Class C Shares of the Fund at 10/31/98/(3)/

1 Year  26.12%    5 Year  18.97%    Life  18.49%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for S&P 500 Index in the graphs begins on 10/31/91 for Class A, and begins on 8/31/93 for both Class B and Class C.

1. The inception date of the Fund (Class A shares) was 11/1/91. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                    11 Oppenheimer Quest Balanced Value Fund

Financials
--------------------------------------------------------------------------------




                    12 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--60.3%
--------------------------------------------------------------------------------
Basic Materials--10.0%
--------------------------------------------------------------------------------
Chemicals--10.0%
Dow Chemical Co.                                          70,000     $ 6,553,750
--------------------------------------------------------------------------------
Monsanto Co.                                             250,000      10,156,250
--------------------------------------------------------------------------------
Morton International, Inc.                               200,000       4,975,000
                                                                     -----------
                                                                      21,685,000

--------------------------------------------------------------------------------
Consumer Cyclicals--5.2%
--------------------------------------------------------------------------------
Leisure & Entertainment--5.2%
AMR Corp./(1)/                                           110,000       7,370,000
--------------------------------------------------------------------------------
McDonald's Corp.                                          60,000       4,012,500
                                                                     -----------
                                                                      11,382,500

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--6.0%
--------------------------------------------------------------------------------
Healthcare/Drugs--1.8%
American Home Products Corp.                              80,000       3,900,000
--------------------------------------------------------------------------------
Tobacco--4.2%
Philip Morris Cos., Inc.                                 180,000       9,202,500
--------------------------------------------------------------------------------
Financial--8.7%
--------------------------------------------------------------------------------
Banks--6.9%
Chase Manhattan Corp. (New)                              100,000       5,681,250
--------------------------------------------------------------------------------
Citigroup, Inc.                                          200,000       9,412,500
                                                                     -----------
                                                                      15,093,750

--------------------------------------------------------------------------------
Insurance--1.8%
AFLAC, Inc.                                              100,000       3,812,500
--------------------------------------------------------------------------------
Industrial--2.3%
--------------------------------------------------------------------------------
Electrical Equipment--0.8%
Rockwell International Corp.                              40,000       1,642,500
--------------------------------------------------------------------------------
Transportation--1.5%
Canadian Pacific Ltd. (New)                              140,000       3,167,500


                    13 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Technology--24.3%
--------------------------------------------------------------------------------
Aerospace/Defense--3.0%
Boeing Co.                                               175,000     $ 6,562,500
--------------------------------------------------------------------------------
Computer Hardware--5.6%
Adaptec, Inc./(1)/                                       755,000      12,221,563
--------------------------------------------------------------------------------
Computer Software/Services--5.4%
Computer Associates International, Inc.                  300,000      11,812,500
--------------------------------------------------------------------------------
Electronics--4.6%
Motorola, Inc.                                           190,000       9,880,000
--------------------------------------------------------------------------------
Telecommunications/Technology--5.7%
General Instrument Corp./(1)/                            300,000       7,706,250
--------------------------------------------------------------------------------
General Semiconductor, Inc./(1)/                         592,300       4,701,381
                                                                     -----------
                                                                      12,407,631

--------------------------------------------------------------------------------
Utilities--3.8%
--------------------------------------------------------------------------------
Telephone Utilities--3.8%
US West, Inc.                                            145,000       8,319,375
                                                                     -----------
Total Common Stocks (Cost $115,460,577)                              131,089,819

================================================================================
Preferred Stocks--2.8%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
each representing 0.05 Shares of Step-Up Cv. Preferred
Stock (Cost $6,467,399)                                  406,400       6,045,200

                                                         Face
                                                         Amount
================================================================================
Non-Convertible Corporate Bonds and Notes--17.5%
--------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08    $2,000,000   1,975,000
--------------------------------------------------------------------------------
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub.
  Nts., 7/15/07                                           4,000,000   3,260,000
--------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08          6,000,000   5,280,000
--------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                 8,000,000   7,657,872
--------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A,
  8/1/05                                                  2,750,000   2,701,875
--------------------------------------------------------------------------------
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08            6,000,000   5,190,000
--------------------------------------------------------------------------------
Playtex Family Products Corp., 9% Sr. Sub. Nts.,
  12/15/03                                                5,500,000   5,651,250
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05              2,750,000   2,816,833
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts.,
  12/1/03                                                 2,500,000   2,631,260
--------------------------------------------------------------------------------
Triton Energy Ltd., 8.75% Sr. Nts., 4/15/02               1,000,000     890,000
                                                                    -----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $40,013,193)                                                   38,054,090


                    14 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Face         Market Value
                                                      Amount       See Note 1
===============================================================================
Convertible Corporate Bonds and Notes--5.0%
-------------------------------------------------------------------------------
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04           $10,000,000   $ 7,737,500
-------------------------------------------------------------------------------
Hyperion Solutions Corp., 4.50% Cv. Unsec.
  Debs., 3/15/05                                       4,000,000     3,225,000
                                                                   -----------
Total Convertible Corporate Bonds and Notes
(Cost $11,619,446)                                                  10,962,500

===============================================================================
Short-Term Notes--22.3%/(2)/
-------------------------------------------------------------------------------
Associates Corp. of North America, 5%, 12/8/98         8,319,000     8,276,250
-------------------------------------------------------------------------------
Federal Home Loan Bank, 5.40%, 11/2/98                 5,075,000     5,074,239
-------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.135%, 11/10/98      2,055,000     2,052,362
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.05%, 12/1/98                1,440,000     1,433,940
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.09%, 11/19/98               3,300,000     3,291,601
-------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.09%, 11/23/98       5,000,000     4,984,447
-------------------------------------------------------------------------------
Household Finance Corp., 5.09%, 11/19/98               7,000,000     6,982,185
-------------------------------------------------------------------------------
IBM Credit Corp., 5.20%, 11/2/98                       7,357,000     7,355,937
-------------------------------------------------------------------------------
Norwest Financial, Inc., 5.11%, 12/1/98                9,163,000     9,123,981
                                                                   -----------
Total Short-Term Notes (Cost $48,574,942)                           48,574,942

-------------------------------------------------------------------------------
Total Investments, at Value (Cost $222,135,557)            107.9%   234,726,551
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                       (7.9)   (17,188,404)
                                                       ---------   ------------

Net Assets                                                 100.0%  $217,538,147
                                                       =========   ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                    15 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $222,135,557)--see
  accompanying statement                                            $234,726,551
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                     3,448,426
Interest and dividends                                                 1,244,790
Investments sold                                                         243,699
Other                                                                      1,095
                                                                    ------------
Total assets                                                         239,664,561

================================================================================
Liabilities
Bank overdraft                                                           162,524
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 21,712,791
Shares of beneficial interest redeemed                                   140,744
Distribution and service plan fees                                        40,294
Transfer and shareholder servicing agent fees                             19,012
Trustees' fees                                                             3,100
Other                                                                     47,949
                                                                    ------------
Total liabilities                                                     22,126,414

================================================================================
Net Assets                                                          $217,538,147
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                          $    140,713
--------------------------------------------------------------------------------
Additional paid-in capital                                           172,639,740
--------------------------------------------------------------------------------
Undistributed net investment income                                    1,351,480
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              30,815,220
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    12,590,994
                                                                    ------------
Net assets                                                          $217,538,147
                                                                    ============


                    16 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$135,821,125 and 8,765,091 shares of beneficial interest outstanding)     $15.50

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $16.45

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,807,273 and 3,948,199 shares of beneficial interest
outstanding)                                                              $15.40

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,909,749 and 1,357,998 shares of beneficial interest
outstanding)                                                              $15.40

See accompanying Notes to Financial Statements.


                    17 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                             $ 3,899,951
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $16,081)                1,710,967
                                                                     -----------
Total income                                                           5,610,918

================================================================================
Expenses
Management fees--Note 4                                                1,306,652
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  412,380
Class B                                                                  390,691
Class C                                                                  115,593
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    174,006
--------------------------------------------------------------------------------
Shareholder reports                                                       97,421
--------------------------------------------------------------------------------
Registration and filing fees                                              64,821
--------------------------------------------------------------------------------
Accounting service fees--Note 4                                           55,000
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               23,784
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               13,272
--------------------------------------------------------------------------------
Custodian fees and expenses                                               12,738
--------------------------------------------------------------------------------
Other                                                                     21,144
                                                                     -----------
Total expenses                                                         2,687,502

================================================================================
Net Investment Income                                                  2,923,416

================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      30,835,570

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
  on investments                                                       3,887,092
                                                                     -----------
Net realized and unrealized gain                                      34,722,662

================================================================================
Net Increase in Net Assets Resulting from Operations                 $37,646,078
                                                                     ===========

See accompanying Notes to Financial Statements.


                    18 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Year Ended October 31,
                                                       1998          1997
==================================================================================
Operations

Net investment income                                  $  2,923,416  $  1,293,749
----------------------------------------------------------------------------------
Net realized gain                                        30,835,570    14,740,001
----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     3,887,092     2,797,779
                                                       ------------  ------------
Net increase in net assets resulting from operations     37,646,078    18,831,529

==================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                  (1,415,504)     (922,387)
Class B                                                    (321,556)     (181,875)
Class C                                                     (96,706)      (47,948)
----------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                 (10,300,115)   (4,518,417)
Class B                                                  (3,423,832)   (1,310,410)
Class C                                                    (921,807)     (319,471)

==================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                  42,617,372    22,268,436
Class B                                                  29,355,474     9,713,355
Class C                                                  12,351,024     3,228,726

==================================================================================
Net Assets
Total increase                                          105,490,428    46,741,538
----------------------------------------------------------------------------------
Beginning of period                                     112,047,719    65,306,181
                                                       ------------  ------------
End of period (including undistributed net investment
income of $1,351,480 and $261,830, respectively)       $217,538,147  $112,047,719
                                                       ============  ============

See accompanying Notes to Financial Statements.


                    19 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                             Class A
                                             ---------------------------------------------------
                                             Year Ended October 31,

                                           1998       1997       1996/(1)/   1995        1994
================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $  13.99   $  12.48   $ 10.92     $ 10.09     $ 11.24
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .26        .20       .23         .27/(2)/    .32/(2)/
Net realized and unrealized gain               3.24       2.65      2.05        1.27         .55
                                           --------   --------   -------     -------     -------
Total income from investment operations        3.50       2.85      2.28        1.54         .87
================================================================================================
Dividends and distributions to shareholders:
Dividends from net investment income           (.20)      (.19)     (.22)       (.29)       (.32)
Distributions from net realized gain          (1.79)     (1.15)     (.50)       (.42)      (1.70)
                                           --------   --------   -------     -------     -------
Total dividends and distributions
to shareholders                               (1.99)     (1.34)     (.72)       (.71)      (2.02)
------------------------------------------------------------------------------------------------
Net asset value, end of period             $  15.50   $  13.99   $ 12.48     $ 10.92     $ 10.09
                                           ========   ========   =======     =======     =======

================================================================================================
Total Return, at Net Asset Value/(3)/         27.91%     25.18%    21.84%      16.35%       8.64%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                             $135,821   $ 79,751   $49,322     $37,082     $30,576
------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $103,244   $ 61,618   $43,428     $33,397     $29,112
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          2.07%      1.68%    2.03%        2.60%/(4)/  3.16%/(4)/
Expenses                                       1.55%      1.58%    1.90%/(5)/   1.99%/(4)/  1.86%/(4)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/(6)/                  165.3%      89.2%   124.2%       130.0%      113.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                    20 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Class B
----------- -----------------------------------------------------
            Year Ended October 31,

1994       1998      1997      1996/(1)/   1995       1994
=============================================================

$ 11.24    $ 13.92   $ 12.42   $ 10.88     $ 10.07    $ 11.23
-------------------------------------------------------------

    .32/(2)/   .19       .15       .17         .19/(2)/   .25/(2)/
    .55       3.20      2.62      2.03        1.28        .56
-------    -------   -------   -------     -------    -------
    .87       3.39      2.77      2.20        1.47        .81
=============================================================

   (.32)      (.12)     (.12)     (.16)       (.24)      (.27)
  (1.70)     (1.79)    (1.15)     (.50)       (.42)     (1.70)
-------    -------   -------   -------     -------    -------

  (2.02)     (1.91)    (1.27)     (.66)       (.66)     (1.97)
-------------------------------------------------------------
$ 10.09    $ 15.40   $ 13.92   $ 12.42     $ 10.88    $ 10.07
=======    =======   =======   =======     =======    =======

=============================================================
   8.64%     27.08%    24.55%    21.07%      15.65%      7.96%

=============================================================


$30,576    $60,807   $25,609   $13,175      $7,623     $2,928
-------------------------------------------------------------
$29,112    $39,165   $19,230   $10,097      $4,856     $1,586
-------------------------------------------------------------

   3.16%/(4)/ 1.53%     1.09%     1.40%       1.71%/(4)/ 2.53%/(4)/
   1.86%/(4)/ 2.15%     2.17%     2.53%       2.59%/(4)/ 2.47%/(4)/
-------------------------------------------------------------
  113.0%     165.3%     89.2%    124.2%      130.0%     113.0%

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $257,150,107 and $215,397,474, respectively.

See accompanying Notes to Financial Statements.


                    21 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                           Class C
                                           -----------------------------------------------------
                                           Year Ended October 31,

                                           1998      1997      1996/(1)/   1995       1994
================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $13.92    $12.43    $10.89      $10.07     $11.23
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         .18       .15       .17         .15/(2)/   .24/(2)/
Net realized and unrealized gain             3.21      2.62      2.02        1.30        .56
                                           ------    ------    ------      ------     ------
Total income from investment operations      3.39      2.77      2.19        1.45        .80
================================================================================================
Dividends and distributions to shareholders:
Dividends from net investment income         (.12)     (.13)     (.15)       (.21)      (.26)
Distributions from net realized gain        (1.79)    (1.15)     (.50)       (.42)     (1.70)
                                           ------    ------    ------      ------     ------
Total dividends and distributions
to shareholders                             (1.91)    (1.28)     (.65)       (.63)     (1.96)
------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.40    $13.92    $12.43      $10.89     $10.07
                                           ======    ======    ======      ======     ======

================================================================================================
Total Return, at Net Asset Value/(3)/       27.12%    24.51%    20.97%      15.38%      7.91%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $20,910    $6,687    $2,809      $1,828       $455
------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $11,598    $4,724    $2,200      $  968       $298
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        1.60%     1.09%     1.40%       1.39%/(4)/ 2.39%/(4)/
Expenses                                     2.15%     2.17%     2.53%       2.88%/(4)/ 2.62%/(4)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/(6)/                165.3%     89.2%    124.2%      130.0%     113.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $257,150,107 and $215,397,474, respectively.

See accompanying Notes to Financial Statements.


                    22 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund) (formerly Oppenheimer Quest Growth & Income Value Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund operated under the name Oppenheimer Quest Growth & Income Value Fund through May 17, 1998. The Fund's investment objective is to seek to achieve a combination of growth of capital and investment income with growth of capital as the primary objective. The Fund seeks its investment objective through investments in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests its assets in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                    23 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended October 31, 1998, a provision of $3,072 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $3,072 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    24 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 1998   Year Ended October 31, 1997
                              ---------------------------   ---------------------------
                              Shares       Amount           Shares      Amount
---------------------------------------------------------------------------------------
Class A:
Sold                          4,356,057   $ 61,783,195    2,557,883   $ 33,165,870
Dividends and distributions
reinvested                      862,256     11,210,143      445,487      5,194,062
Redeemed                     (2,153,035)   (30,375,966)  (1,256,481)   (16,091,496)
                             ----------   ------------   ----------   ------------
Net increase                  3,065,278   $ 42,617,372    1,746,889   $ 22,268,436
                             ==========   ============   ==========   ============

---------------------------------------------------------------------------------------
Class B:
Sold                          2,418,672   $ 34,018,626      904,241   $ 11,537,097
Dividends and distributions
reinvested                      276,040      3,565,995      122,631      1,412,244
Redeemed                       (585,932)    (8,229,147)    (248,340)    (3,235,986)
                             ----------   ------------   ----------   ------------
Net increase                  2,108,780   $ 29,355,474      778,532   $  9,713,355
                             ==========   ============   ==========   ============

---------------------------------------------------------------------------------------
Class C:
Sold                            990,115   $ 14,015,246      320,442   $  4,096,151
Dividends and distributions
reinvested                       74,668        964,286       30,289        350,561
Redeemed                       (187,201)    (2,628,508)     (96,289)    (1,217,986)
                             ----------   ------------   ----------   ------------
Net increase                    877,582   $ 12,351,024      254,442   $  3,228,726
                             ==========   ============   ==========   ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $12,590,994 was composed of gross appreciation of $17,681,590, and gross depreciation of $5,090,596.


                    25 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998 was 0.85% of average annual net assets for Class A, Class B and Class C shares.

            The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $432,096 to the Sub-Advisor.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $573,438, of which $164,302 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $53,578, $912,720 and $103,768, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $67,628 and $2,821, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $66,320 and $3,405, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $157,889. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $16.75 to $20.00 for each shareholder account.

            The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1998, OFDI paid $10,711 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $101,914 as compensation for Class A sales commissions and service fee advances, as well as financing costs.


                    26 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $2,205 and $1,120, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $330,096 and $79,184, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $824,842 for Class B and $172,161 for Class C.

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.

================================================================================
7. Subsequent Event

Effective November 1, 1998, the Manager discontinued the accounting services fee to the Fund. The Manager will continue to act as accounting agent for the Fund.


                    27 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund (formerly Oppenheimer Quest Growth & Income Value Fund, and one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998


                    28 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.8404, $1.8159 and $1.8168 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1997, of which, for each class of shares, $0.5911 was designated as a capital gain distribution in the "28% Rate Group" and $0.3852 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the fiscal year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 6.53% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    29 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Oppenheimer Quest Balanced Value Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Quest for Value Funds

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Officers and Trustees      Bridget A. Macaskill, Chairman of the Board of
                             Trustees and President
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Robert G. Galli, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Robert C. Doll, Jr., Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

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Investment Advisor         OppenheimerFunds, Inc.

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Sub-Advisor                OpCap Advisors

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Distributor                OppenheimerFunds Distributor, Inc.

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Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

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Custodian of               Citibank, N.A.
Portfolio Securities

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Independent Accountants    PricewaterhouseCoopers LLP

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Legal Counsel              Gordon Altman Butowsky Weitzen Shalov & Wein

                           This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                    30 Oppenheimer Quest Balanced Value Fund

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OppenheimerFunds Family
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
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Real Asset Funds
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
Real Asset Fund               Gold & Special Minerals Fund

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Global Stock Funds
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Developing Markets Fund       International Growth Fund       Quest Global Value Fund
International Small           Global Fund                     Global Growth & Income Fund
  Company Fund

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Stock Funds
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Enterprise Fund               MidCap Fund                     Growth Fund
Discovery Fund                Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund        Quest Value Fund

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Stock & Bond Funds
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Main Street Income &          Total Return Fund               Disciplined Allocation Fund
  Growth Fund                 Quest Balanced                  Multiple Strategies Fund
Quest Opportunity               Value Fund1                   Convertible Securities Fund/2/
  Value Fund                  Equity Income Fund

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Taxable Bond Funds
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International Bond Fund       Champion Income Fund            U.S. Government Trust
World Bond Fund               Strategic Income Fund           Limited-Term Government Fund
High Yield Fund               Bond Fund

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Municipal Bond Funds
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California Municipal Fund/3/  Pennsylvania Municipal Fund/3/  Rochester Division:
Florida Municipal Fund/3/     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund/3/  Insured Municipal Fund          Limited Term New York
New York Municipal Fund/3/    Intermediate Municipal Fund       Municipal Fund

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Money Market Funds/4/
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Money Market Fund             Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                    31 Oppenheimer Quest Balanced Value Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

 www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048

Account Transactions
Mon-Fri 8:30am-8pm ET

 1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

 1-800-533-3310

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

 1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

 1-800-835-3104

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                                                               Distributor, Inc.

RA0257.001.1098  December 30, 1998